UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04173
JOHN HANCOCK INVESTORS TRUST
(Exact name of registrant as specified in charter)
200 BERKELEY STREET, BOSTON, MA 02116
(Address of principal executive offices) (Zip code)
SALVATORE SCHIAVONE
TREASURER
200 BERKELEY STREET
BOSTON, MA 02116
(Name and address of agent for service)
Registrant's telephone number, including area code: (617) 543-9634
Date of fiscal year end: October 31
Date of reporting period: October 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Annual report
John Hancock
Investors Trust
Closed-end fixed income
Ticker: JHI
October 31, 2025

John Hancock
Investors Trust

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
23	Financial statements
27	Financial highlights
28	Notes to financial statements
39	Report of independent registered public accounting firm
40	Tax information
41	Investment objective, principal investment strategies, and principal risks
44	Additional information
49	Evaluation of advisory and subadvisory agreements by the Board of Trustees
55	Trustees and Officers
60	More information
1	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2025 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets. The fund changed its index from Bloomberg U.S. Government/Credit Index to Bloomberg U.S. Aggregate Bond Index to align with index changes across the fund complex.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds advanced
Signs of a slowdown in the labor market and renewed interest rate cuts by the U.S. Federal Reserve contributed to a rally in the U.S. bond market.
High-yield corporate bonds led the way
High-yield corporate bonds delivered the best returns, along with mortgage-backed securities.
The fund posted a solid gain
The fund delivered a positive return in terms of both net asset value and market price, led by a significant position in high-yield corporate bonds.
PORTFOLIO COMPOSITION AS OF 10/31/2025 (% of total investments)

QUALITY COMPOSITION AS OF 10/31/2025 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-25 and do not reflect subsequent downgrades or upgrades, if any.
3	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Management’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended October 31, 2025?
U.S. bonds posted solidly positive returns for the 12-month period despite periods of heightened volatility. The most significant factor affecting bond market performance in the first half of the period was the implementation of wide-ranging U.S. tariffs targeting many of the country’s trading partners. Although U.S. trade policies shifted to varying degrees throughout the remainder of the period, the tariffs generally remained in place. During the latter half of the period, a significant slowdown in the labor market led the U.S. Federal Reserve (Fed) to lower short-term interest rates in both September and October. The Fed acted despite persistently elevated inflation, which reached 3% for the 12-month period—matching the highest year-over-year level in the past 18 months.
For the 12-month period, short- and intermediate-term bond yields declined, reflecting the Fed rate cuts, while long-term bond yields moved higher amid concerns about tariff-related inflationary pressures. On a sector basis, high-yield corporate bonds and mortgage-backed securities posted the best returns.
How did the fund perform?
The fund produced solid gains in both net asset value and market price. The general decline in bond yields, which led to higher bond prices, contributed positively to fund performance, and these gains were amplified by the fund’s leverage. In addition, the fund’s holdings of high-yield corporate bonds, which comprised approximately half of the portfolio on average during the period, contributed
COUNTRY COMPOSITION AS OF 10/31/2025 (% of total investments)
United States	78.3
Canada	7.4
United Kingdom	3.0
Luxembourg	2.7
Japan	2.1
Israel	1.1
France	1.0
Other countries	4.4
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	4

significantly to the fund’s overall performance. Notable positions in investment-grade corporate bonds and bank loans also added value during the period.
Given the broadly positive market environment, there were very few components of the portfolio that detracted from performance. The most notable was a small position in non-government-agency residential mortgage-backed securities, which declined for the period and were eliminated from the portfolio.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
5	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2025

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	8.60	5.11	6.63	28.28	89.94
At Market price	6.12	5.66	7.15	31.66	99.45
Bloomberg U.S. Aggregate Bond Index	6.16	-0.24	1.90	-1.17	20.71
Bloomberg U.S. Government/Credit Index	5.75	-0.38	2.05	-1.88	22.45
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Investors Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separates indexes.
The fund changed its broad-based securities market index from Bloomberg U.S. Government/Credit Index to Bloomberg U.S. Aggregate Bond Index to align with index changes across the fund complex.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
7	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Fund’s investments
AS OF 10-31-25
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 10.7% (6.4% of Total investments)					$13,863,568
(Cost $13,690,143)
U.S. Government Agency 10.7%					13,863,568
Federal National Mortgage Association
30 Yr Pass Thru	5.500	07-01-55		4,972,631	5,025,803
30 Yr Pass Thru	6.000	07-01-55		4,446,217	4,587,242

30 Yr Pass Thru	6.000	07-01-55		4,134,879	4,250,523
Corporate bonds 131.6% (79.0% of Total investments)					$170,729,278
(Cost $171,674,301)
Communication services 17.8%					23,147,202
Diversified telecommunication services 3.5%
Connect Finco SARL (A)(B)	9.000	09-15-29		245,000	259,434
Frontier Florida LLC	6.860	02-01-28		700,000	727,776
Iliad Holding SAS (A)(B)	7.000	04-15-32		246,000	251,750
Level 3 Financing, Inc. (A)(B)	6.875	06-30-33		1,273,000	1,303,917
Level 3 Financing, Inc. (A)(B)	7.000	03-31-34		829,000	851,717
Sable International Finance, Ltd. (A)	7.125	10-15-32		393,000	393,154
Windstream Services LLC (A)(B)	7.500	10-15-33		338,000	337,388
Windstream Services LLC (A)(B)	8.250	10-01-31		413,000	421,733
Entertainment 2.7%
AMC Entertainment Holdings, Inc. (A)(B)(C)	7.500	02-15-29		245,000	208,277
Cinemark USA, Inc. (A)(B)	7.000	08-01-32		126,000	130,576
Playtika Holding Corp. (A)(B)	4.250	03-15-29		939,000	848,058
Univision Communications, Inc. (A)(B)	8.500	07-31-31		850,000	869,384
Univision Communications, Inc. (A)(B)	9.375	08-01-32		223,000	235,393
WarnerMedia Holdings, Inc. (B)(C)	4.279	03-15-32		1,270,000	1,163,241
Interactive media and services 1.5%
Arches Buyer, Inc. (A)	6.125	12-01-28		310,000	302,030
Cars.com, Inc. (A)(B)	6.375	11-01-28		414,000	412,349
Match Group Holdings II LLC (A)	6.125	09-15-33		614,000	618,124
Snap, Inc. (A)(B)	6.875	03-01-33		600,000	613,587
Media 6.9%
Altice Financing SA (A)	5.750	08-15-29		400,000	291,008
Altice Financing SA (A)	9.625	07-15-27		940,000	802,923
Altice France Lux 3 (A)(B)(C)	10.000	01-15-33		120,000	112,745
Altice France Lux 3, Zero Coupon (A)(D)	0.000	11-24-25	EUR	501	73
Altice France SA (A)	6.875	07-15-32		481,313	462,105
Altice France SA (A)(B)(C)	9.500	11-01-29		274,155	279,328
Clear Channel Outdoor Holdings, Inc. (A)(B)	7.125	02-15-31		209,000	215,533
CSC Holdings LLC (A)	4.625	12-01-30		200,000	72,272
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	8

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
CSC Holdings LLC (A)	5.500	04-15-27	575,000	$533,534
CSC Holdings LLC (A)	11.750	01-31-29	708,000	559,292
Directv Financing LLC (A)(B)	10.000	02-15-31	963,000	959,036
DISH DBS Corp.	5.125	06-01-29	274,000	236,538
DISH DBS Corp. (A)	5.250	12-01-26	319,000	313,869
DISH DBS Corp. (A)	5.750	12-01-28	276,000	265,199
DISH Network Corp. (A)(B)(C)	11.750	11-15-27	990,000	1,042,255
Gray Media, Inc. (A)	4.750	10-15-30	97,000	68,974
Gray Media, Inc. (A)(B)	7.250	08-15-33	210,000	205,604
Gray Media, Inc. (A)(B)	10.500	07-15-29	209,000	225,224
iHeartCommunications, Inc. (A)	10.875	05-01-30	674,400	486,166
Light & Wonder International, Inc. (A)(B)	6.250	10-01-33	675,000	672,017
Scripps Escrow II, Inc. (A)	5.375	01-15-31	393,000	270,349
Stagwell Global LLC (A)(B)	5.625	08-15-29	771,000	734,599
The EW Scripps Company (A)(B)(C)	9.875	08-15-30	83,000	78,712
Versant Media Group, Inc. (A)	7.250	01-30-31	97,000	98,875
Wireless telecommunication services 3.2%
C&W Senior Finance, Ltd. (A)	9.000	01-15-33	590,000	601,320
Rogers Communications, Inc. (7.000% to 4-15-30, then 5 Year CMT + 2.653%)	7.000	04-15-55	1,081,000	1,130,249
SoftBank Group Corp.	5.125	09-19-27	1,500,000	1,497,045
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year SOFR Spread-Adjusted ICE Swap Rate + 4.854% to 7-19-42, then 5 Year SOFR Spread-Adjusted ICE Swap Rate + 5.604%) (D)	6.875	07-19-27	783,000	783,979
Vmed O2 UK Financing I PLC (A)(B)	6.750	01-15-33	200,000	200,491
Consumer discretionary 18.0%				23,307,685
Automobile components 2.2%
American Axle & Manufacturing, Inc. (A)	6.375	10-15-32	84,000	84,250
American Axle & Manufacturing, Inc. (A)(B)	7.750	10-15-33	336,000	336,473
Clarios Global LP (A)	6.750	09-15-32	166,000	169,848
The Goodyear Tire & Rubber Company (B)	5.000	07-15-29	289,000	275,075
The Goodyear Tire & Rubber Company (B)	5.250	04-30-31	505,000	465,964
ZF North America Capital, Inc. (A)	6.750	04-23-30	554,000	527,363
ZF North America Capital, Inc. (A)(B)	6.875	04-14-28	586,000	589,604
ZF North America Capital, Inc. (A)	7.500	03-24-31	430,000	413,484
Automobiles 3.1%
Ford Motor Credit Company LLC (B)	6.950	03-06-26	1,000,000	1,005,880
Ford Motor Credit Company LLC	7.350	03-06-30	407,000	435,345
General Motors Company (B)	6.750	04-01-46	1,500,000	1,620,554
9	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Nissan Motor Acceptance Company LLC (A)(B)	5.625	09-29-28	423,000	$422,687
Nissan Motor Company, Ltd. (A)	7.500	07-17-30	518,000	542,051
Broadline retail 3.5%
Kohl’s Corp. (B)	5.125	05-01-31	287,000	222,398
Kohl’s Corp. (A)(B)	10.000	06-01-30	573,000	622,412
Liberty Interactive LLC	8.250	02-01-30	1,450,000	90,625
Macy’s Retail Holdings LLC (A)(B)	5.875	03-15-30	225,000	224,983
Macy’s Retail Holdings LLC (A)(B)(C)	7.375	08-01-33	449,000	473,139
Nordstrom, Inc.	4.250	08-01-31	500,000	455,269
Nordstrom, Inc.	5.000	01-15-44	900,000	675,381
QVC, Inc.	5.950	03-15-43	1,000,000	454,081
QVC, Inc. (A)	6.875	04-15-29	528,000	242,880
Rakuten Group, Inc. (6.250% to 4-22-31, then 5 Year CMT + 4.956% to 4-22-51, then 5 Year CMT + 5.706%) (A)(B)(C)(D)	6.250	04-22-31	226,000	218,118
Rakuten Group, Inc. (8.125% to 12-15-29, then 5 Year CMT + 4.250%) (A)(B)(C)(D)	8.125	12-15-29	200,000	208,961
SGUS LLC (A)	11.000	12-15-29	180,404	155,600
Wand NewCo 3, Inc. (A)(B)	7.625	01-30-32	428,000	447,317
Diversified consumer services 0.6%
Sotheby’s (A)(B)	7.375	10-15-27	750,000	747,110
Hotels, restaurants and leisure 4.4%
Affinity Interactive (A)	6.875	12-15-27	753,000	374,700
Carnival Corp. (A)(B)	5.125	05-01-29	619,000	626,653
Choice Hotels International, Inc. (B)	5.850	08-01-34	1,101,000	1,119,711
Full House Resorts, Inc. (A)(B)(C)	8.250	02-15-28	666,000	591,315
Hilton Grand Vacations Borrower LLC (A)	6.625	01-15-32	755,000	766,158
Jacobs Entertainment, Inc. (A)(B)	6.750	02-15-29	255,000	247,031
Lindblad Expeditions LLC (A)(B)	7.000	09-15-30	225,000	229,156
Resorts World Las Vegas LLC (A)(B)(C)	8.450	07-27-30	600,000	608,258
Sabre GLBL, Inc. (A)(B)	8.625	06-01-27	227,000	228,230
Sabre GLBL, Inc. (A)(B)	10.750	11-15-29	389,000	369,550
Sabre GLBL, Inc. (A)(B)	11.125	07-15-30	612,000	578,340
Household durables 2.2%
KB Home (B)	7.250	07-15-30	225,000	231,830
Newell Brands, Inc. (B)	6.375	09-15-27	1,242,000	1,238,707
Newell Brands, Inc. (A)(B)	8.500	06-01-28	766,000	785,852
Whirlpool Corp.	6.125	06-15-30	658,000	651,536
Specialty retail 1.7%
PetSmart LLC (A)(B)	7.500	09-15-32	522,000	520,669
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	10

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
PetSmart LLC (A)	10.000	09-15-33	325,000	$326,375
Saks Global Enterprises LLC (A)	11.000	12-15-29	139,750	31,094
Saks Global Enterprises LLC (A)	11.000	12-15-29	279,500	120,185
The Michaels Companies, Inc. (A)(B)(C)	7.875	05-01-29	441,000	386,978
Wayfair LLC (A)(B)	7.250	10-31-29	171,000	176,826
Wayfair LLC (A)(B)	7.750	09-15-30	571,000	602,338
Textiles, apparel and luxury goods 0.3%
Beach Acquisition Bidco LLC (10.000% Cash or 10.750% PIK) (A)	10.000	07-15-33	344,000	369,341
Consumer staples 3.7%				4,821,551
Consumer staples distribution and retail 0.2%
Albertsons Companies, Inc. (A)	5.500	03-31-31	136,000	137,075
Albertsons Companies, Inc. (A)	5.750	03-31-34	140,000	140,617
Food products 3.3%
Camposol SA	6.000	02-03-27	1,139,000	1,117,636
Froneri Lux FinCo SARL (A)(B)	6.000	08-01-32	2,107,000	2,125,493
JBS USA Lux SA (B)	5.750	04-01-33	610,000	635,457
Simmons Foods, Inc. (A)(B)	4.625	03-01-29	463,000	443,627
Personal care products 0.2%
HLF Financing Sarl LLC (A)(B)	12.250	04-15-29	205,000	221,646
Energy 19.0%				24,670,331
Energy equipment and services 1.4%
Archrock Partners LP (A)(B)	6.250	04-01-28	215,000	215,915
Archrock Partners LP (A)(B)	6.625	09-01-32	670,000	688,587
Kodiak Gas Services LLC (A)(B)	6.500	10-01-33	293,000	300,248
SESI LLC (A)(B)	7.875	09-30-30	206,000	202,169
Transocean International, Ltd. (A)(B)	7.875	10-15-32	82,000	84,448
USA Compression Partners LP (A)(B)	6.250	10-01-33	316,000	317,213
Oil, gas and consumable fuels 17.6%
Antero Midstream Partners LP (A)	5.750	10-15-33	210,000	209,699
Bapco Energies BSCC (A)(B)(C)	7.500	10-25-27	1,155,000	1,204,827
Cenovus Energy, Inc. (B)	6.750	11-15-39	115,000	126,816
Civitas Resources, Inc. (A)(B)	8.750	07-01-31	690,000	709,358
Civitas Resources, Inc. (A)(B)	9.625	06-15-33	424,000	454,884
Continental Resources, Inc. (B)	4.375	01-15-28	1,000,000	995,890
Crescent Energy Finance LLC (A)(B)	8.375	01-15-34	1,076,000	1,052,403
Delek Logistics Partners LP (A)(B)	7.125	06-01-28	435,000	437,138
Enbridge, Inc. (7.625% to 1-15-33, then 5 Year CMT + 4.418% to 1-15-53, then 5 Year CMT + 5.168%) (B)(C)	7.625	01-15-83	801,000	867,875
11	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	1,369,000	$1,573,989
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (D)	7.125	05-15-30	2,067,000	2,126,592
Excelerate Energy LP (A)(B)	8.000	05-15-30	574,000	606,021
Genesis Energy LP (B)	8.000	05-15-33	527,000	544,291
Genesis Energy LP (B)	8.250	01-15-29	894,000	934,048
Global Partners LP (A)(B)	7.125	07-01-33	228,000	231,229
Hilcorp Energy I LP (A)(B)	5.750	02-01-29	468,000	459,252
Howard Midstream Energy Partners LLC (A)(B)	6.625	01-15-34	187,000	192,706
Howard Midstream Energy Partners LLC (A)(B)	7.375	07-15-32	104,000	108,978
Long Ridge Energy LLC (A)(B)	8.750	02-15-32	645,000	666,906
Northern Oil & Gas, Inc. (A)(B)	7.875	10-15-33	126,000	122,724
Occidental Petroleum Corp.	6.625	09-01-30	340,000	364,995
Petroleos Mexicanos	6.700	02-16-32	632,000	631,458
SM Energy Company (A)(B)	7.000	08-01-32	656,000	641,742
Sunoco LP	4.500	04-30-30	374,000	362,294
Sunoco LP (A)	5.625	03-15-31	279,000	279,180
Sunoco LP (A)	5.875	03-15-34	488,000	487,920
Sunoco LP (B)	6.000	04-15-27	436,000	436,666
TransMontaigne Partners LLC (A)	8.500	06-15-30	237,000	247,938
Venture Global LNG, Inc. (A)(B)(C)	7.000	01-15-30	612,000	619,332
Venture Global LNG, Inc. (9.000% to 9-30-29, then 5 Year CMT + 5.440%) (A)(B)(D)	9.000	09-30-29	2,321,000	2,169,359
Venture Global LNG, Inc. (A)(B)	9.500	02-01-29	1,457,000	1,568,115
Venture Global Plaquemines LNG LLC (A)	6.500	01-15-34	258,000	270,243
Venture Global Plaquemines LNG LLC (A)	7.500	05-01-33	1,052,000	1,156,883
Financials 36.2%				47,036,475
Banks 14.3%
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(D)	6.125	04-27-27	2,500,000	2,529,573
Bank of Montreal (7.700% to 5-26-29, then 5 Year CMT + 3.452%) (B)	7.700	05-26-84	2,156,000	2,284,972
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (D)	8.000	03-15-29	2,200,000	2,341,453
BNP Paribas SA (8.000% to 8-22-31, then 5 Year CMT + 3.727%) (A)(B)(C)(D)	8.000	08-22-31	692,000	737,630
Comerica, Inc. (5.982% to 1-30-29, then Overnight SOFR + 2.155%) (B)	5.982	01-30-30	648,000	674,158
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	12

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
HSBC Holdings PLC (6.000% to 5-22-27, then 5 Year U.S. ICE Swap Rate + 3.746%) (B)(D)	6.000	05-22-27	2,200,000	$2,215,484
HSBC Holdings PLC (6.875% to 3-11-30, then 5 Year CMT + 3.298%) (B)(D)	6.875	09-11-29	1,111,000	1,148,895
Popular, Inc. (B)(C)	7.250	03-13-28	770,000	807,153
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%) (B)	8.625	10-27-82	2,000,000	2,115,382
The Toronto-Dominion Bank (7.250% to 7-31-29, then 5 Year CMT + 2.977%) (B)	7.250	07-31-84	1,054,000	1,113,441
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%) (B)	8.125	10-31-82	2,100,000	2,217,900
Truist Financial Corp. (5.711% to 1-24-34, then Overnight SOFR + 1.922%) (B)	5.711	01-24-35	413,000	432,875
Capital markets 2.7%
Ares Strategic Income Fund (B)	5.600	02-15-30	2,000,000	2,013,417
Focus Financial Partners LLC (A)(B)	6.750	09-15-31	1,086,000	1,119,313
Jane Street Group (A)	6.750	05-01-33	413,000	430,829
Consumer finance 3.7%
Bread Financial Holdings, Inc. (A)	6.750	05-15-31	285,000	286,950
Credit Acceptance Corp. (A)(B)	6.625	03-15-30	356,000	355,829
goeasy, Ltd. (A)	7.375	10-01-30	743,000	741,342
OneMain Finance Corp.	6.125	05-15-30	912,000	922,725
OneMain Finance Corp.	6.500	03-15-33	725,000	723,540
OneMain Finance Corp.	6.750	03-15-32	218,000	221,231
OneMain Finance Corp. (B)	7.875	03-15-30	1,000,000	1,053,940
PHH Escrow Issuer LLC (A)	9.875	11-01-29	241,000	241,925
Rfna LP (A)(B)	7.875	02-15-30	257,000	255,912
Financial services 5.9%
Block, Inc. (B)(C)	3.500	06-01-31	600,000	558,653
Block, Inc. (A)(B)	5.625	08-15-30	480,000	487,252
Block, Inc. (A)	6.000	08-15-33	384,000	392,638
CrossCountry Intermediate HoldCo LLC (A)(B)	6.500	10-01-30	212,000	213,956
Enact Holdings, Inc. (B)	6.250	05-28-29	1,068,000	1,117,741
Freedom Mortgage Corp. (A)(B)	12.250	10-01-30	576,000	641,184
Freedom Mortgage Holdings LLC (A)(B)	7.875	04-01-33	221,000	227,012
Freedom Mortgage Holdings LLC (A)(B)	8.375	04-01-32	336,000	350,318
NMI Holdings, Inc. (B)	6.000	08-15-29	649,000	669,151
Osaic Holdings, Inc. (A)(B)	6.750	08-01-32	321,000	331,624
Osaic Holdings, Inc. (A)	8.000	08-01-33	42,000	43,090
13	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services (continued)
PennyMac Financial Services, Inc. (A)(B)	6.750	02-15-34	425,000	$435,619
PennyMac Financial Services, Inc. (A)(B)	6.875	05-15-32	355,000	370,297
PennyMac Financial Services, Inc. (A)(B)	6.875	02-15-33	382,000	395,155
Rocket Companies, Inc. (A)(B)	6.125	08-01-30	557,000	574,547
Rocket Companies, Inc. (A)	6.375	08-01-33	468,000	487,530
Walker & Dunlop, Inc. (A)	6.625	04-01-33	306,000	313,146
Insurance 8.5%
Acrisure LLC (A)(B)	7.500	11-06-30	773,000	799,497
Acrisure LLC (A)	8.500	06-15-29	461,000	483,937
Alliant Holdings Intermediate LLC (A)(B)	6.750	04-15-28	616,000	627,184
Alliant Holdings Intermediate LLC (A)(B)	7.000	01-15-31	581,000	601,770
Alliant Holdings Intermediate LLC (A)	7.375	10-01-32	492,000	507,646
Amynta Agency Borrower, Inc. (A)	7.500	07-15-33	74,000	76,242
Athene Holding, Ltd. (6.625% to 10-15-34, then 5 Year CMT + 2.607%) (B)	6.625	10-15-54	1,000,000	995,902
Athene Holding, Ltd. (6.875% to 6-28-35, then 5 Year CMT + 2.582%) (B)	6.875	06-28-55	2,000,000	2,007,556
Baldwin Insurance Group Holdings LLC (A)(B)	7.125	05-15-31	315,000	323,242
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (A)	7.950	10-15-54	516,000	539,475
Howden UK Refinance PLC (A)(B)	7.250	02-15-31	466,000	480,299
HUB International, Ltd. (A)	7.375	01-31-32	321,000	332,692
Panther Escrow Issuer LLC (A)(B)	7.125	06-01-31	755,000	780,275
Prudential Financial, Inc. (3.700% to 10-1-30, then 5 Year CMT + 3.035%) (B)	3.700	10-01-50	2,100,000	1,956,229
SBL Holdings, Inc. (A)(B)	5.000	02-18-31	587,000	544,891
Mortgage real estate investment trusts 1.1%
Blackstone Mortgage Trust, Inc. (A)(B)	7.750	12-01-29	645,000	679,718
Starwood Property Trust, Inc. (A)(B)	5.250	10-15-28	452,000	453,638
Starwood Property Trust, Inc. (A)	5.750	01-15-31	248,000	251,500
Health care 7.4%				9,567,484
Health care equipment and supplies 0.7%
Varex Imaging Corp. (A)(B)	7.875	10-15-27	897,000	914,926
Health care providers and services 4.6%
Acadia Healthcare Company, Inc. (A)(B)(C)	7.375	03-15-33	658,000	680,217
AdaptHealth LLC (A)(B)	4.625	08-01-29	450,000	427,361
AMN Healthcare, Inc. (A)(B)	4.000	04-15-29	529,000	501,316
AMN Healthcare, Inc. (A)(B)	6.500	01-15-31	294,000	294,706
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	14

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Community Health Systems, Inc. (A)	5.250	05-15-30	498,000	$466,814
CVS Health Corp. (7.000% to 3-10-30, then 5 Year CMT + 2.886%)	7.000	03-10-55	847,000	889,927
HCA, Inc. (B)	5.500	06-15-47	1,760,000	1,690,338
Raven Acquisition Holdings LLC (A)(B)	6.875	11-15-31	359,000	366,855
Tenet Healthcare Corp. (B)	6.125	10-01-28	600,000	600,773
Pharmaceuticals 2.1%
Bausch Health Companies, Inc. (A)	10.000	04-15-32	1,541,000	1,610,822
Endo Finance Holdings, Inc. (A)(B)	8.500	04-15-31	835,000	885,036
Organon & Company (A)(B)(C)	5.125	04-30-31	311,000	238,393
Industrials 9.8%				12,706,831
Aerospace and defense 0.9%
Efesto Bidco SpA Efesto US LLC (A)	7.500	02-15-32	200,000	199,687
TransDigm, Inc. (B)	4.875	05-01-29	430,000	426,041
TransDigm, Inc. (A)(B)	6.750	01-31-34	583,000	604,153
Building products 1.0%
Builders FirstSource, Inc. (A)	6.750	05-15-35	425,000	446,230
JELD-WEN, Inc. (A)(B)(C)	7.000	09-01-32	749,000	617,923
Miter Brands Acquisition Holdco, Inc. (A)(B)	6.750	04-01-32	258,000	264,825
Commercial services and supplies 3.9%
Albion Financing 1 SARL (A)	7.000	05-21-30	465,000	479,918
Allied Universal Holdco LLC (A)(B)	6.875	06-15-30	940,000	964,343
Allied Universal Holdco LLC (A)(B)	7.875	02-15-31	678,000	705,944
Cimpress PLC (A)(B)(C)	7.375	09-15-32	433,000	440,074
Garda World Security Corp. (A)	8.250	08-01-32	338,000	343,930
Garda World Security Corp. (A)	8.375	11-15-32	243,000	247,247
The GEO Group, Inc. (B)	10.250	04-15-31	993,000	1,087,437
VT Topco, Inc. (A)(B)	8.500	08-15-30	711,000	739,511
Construction and engineering 0.5%
Brundage-Bone Concrete Pumping Holdings, Inc. (A)(B)	7.500	02-01-32	644,000	649,762
Ground transportation 0.2%
Watco Companies LLC (A)(B)	7.125	08-01-32	238,000	246,556
Machinery 1.0%
Stanley Black & Decker, Inc. (6.707% to 3-15-30, then 5 Year CMT + 2.657%)	6.707	03-15-60	1,252,000	1,237,555
Passenger airlines 1.3%
JetBlue Airways Corp. (A)(B)	9.875	09-20-31	1,089,000	1,070,372
OneSky Flight LLC (A)(B)	8.875	12-15-29	177,000	187,827
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	458,479	458,533
15	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Professional services 0.6%
Amentum Holdings, Inc. (A)(B)	7.250	08-01-32	152,000	$158,187
TriNet Group, Inc. (A)(B)	7.125	08-15-31	648,000	672,331
Trading companies and distributors 0.4%
Herc Holdings, Inc. (A)(B)	7.000	06-15-30	438,000	458,445
Information technology 6.0%				7,787,073
Communications equipment 0.4%
EchoStar Corp.	10.750	11-30-29	441,000	485,486
IT services 0.9%
CoreWeave, Inc. (A)(B)	9.000	02-01-31	206,000	206,603
CoreWeave, Inc. (A)(B)	9.250	06-01-30	356,000	359,462
Virtusa Corp. (A)	7.125	12-15-28	639,000	613,015
Semiconductors and semiconductor equipment 1.0%
Amkor Technology, Inc. (A)	5.875	10-01-33	126,000	128,177
Kioxia Holdings Corp. (A)	6.250	07-24-30	1,114,000	1,150,185
Software 2.2%
Cloud Software Group, Inc. (A)(B)	6.625	08-15-33	231,000	231,529
Cloud Software Group, Inc. (A)	9.000	09-30-29	1,603,000	1,658,047
Consensus Cloud Solutions, Inc. (A)(B)	6.500	10-15-28	600,000	599,119
NCR Voyix Corp. (A)(B)	5.125	04-15-29	44,000	43,544
Pagaya US Holdings Company LLC (A)(B)	8.875	08-01-30	200,000	181,068
WULF Compute LLC (A)(B)	7.750	10-15-30	215,000	223,358
Technology hardware, storage and peripherals 1.5%
Dell International LLC (B)	8.350	07-15-46	319,000	412,696
Diebold Nixdorf, Inc. (A)(B)	7.750	03-31-30	55,000	58,242
Seagate Data Storage Technology Pte, Ltd. (A)(B)(C)	5.750	12-01-34	939,000	959,811
Seagate Data Storage Technology Pte, Ltd. (A)(B)	8.250	12-15-29	168,000	178,493
Xerox Corp. (A)	10.250	10-15-30	54,000	55,213
Xerox Corp. (A)(B)(C)	13.500	04-15-31	73,000	70,600
Xerox Holdings Corp. (A)	5.500	08-15-28	363,000	172,425
Materials 8.4%				10,828,857
Chemicals 3.4%
Ashland, Inc.	6.875	05-15-43	845,000	877,893
Braskem Idesa SAPI (A)(B)(C)	6.990	02-20-32	340,000	217,878
Celanese US Holdings LLC	7.050	11-15-30	217,000	220,825
Consolidated Energy Finance SA (A)	12.000	02-15-31	150,000	106,605
INEOS Finance PLC (A)	6.750	05-15-28	82,000	77,335
INEOS Quattro Finance 2 PLC (A)(B)	9.625	03-15-29	58,000	54,357
Inversion Escrow Issuer LLC (A)(B)	6.750	08-01-32	626,000	611,232
Olympus Water US Holding Corp. (A)(B)	7.250	02-15-33	204,000	203,055
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	16

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Qnity Electronics, Inc. (A)	5.750	08-15-32	260,000	$264,585
Qnity Electronics, Inc. (A)(B)	6.250	08-15-33	472,000	484,725
SCIL IV LLC (A)(B)	5.375	11-01-26	310,000	309,458
The Scotts Miracle-Gro Company (B)	4.000	04-01-31	700,000	648,026
Tronox, Inc. (A)	4.625	03-15-29	120,000	73,773
WR Grace Holdings LLC (A)(B)	6.625	08-15-32	299,000	288,795
Construction materials 0.4%
Quikrete Holdings, Inc. (A)(B)	6.750	03-01-33	224,000	233,085
Standard Industries, Inc. (A)	4.375	07-15-30	215,000	207,358
White Cap Supply Holdings LLC (A)	7.375	11-15-30	65,000	65,751
Containers and packaging 2.9%
Ardagh Packaging Finance PLC (A)(B)(C)	4.125	08-15-26	1,180,000	1,085,600
Clydesdale Acquisition Holdings, Inc. (A)(B)	6.750	04-15-32	350,000	351,189
Clydesdale Acquisition Holdings, Inc. (A)(B)	6.875	01-15-30	780,000	787,790
Clydesdale Acquisition Holdings, Inc. (A)	8.750	04-15-30	250,000	250,511
Owens-Brockway Glass Container, Inc. (A)(B)(C)	7.250	05-15-31	1,100,000	1,078,008
Trivium Packaging Finance BV (A)(B)	8.250	07-15-30	200,000	207,195
Metals and mining 1.1%
Champion Iron Canada, Inc. (A)	7.875	07-15-32	169,000	177,184
Kaiser Aluminum Corp. (A)	5.875	03-01-34	327,000	325,805
Novelis Corp. (A)(B)	4.750	01-30-30	610,000	589,613
Novelis Corp. (A)(B)	6.375	08-15-33	342,000	346,506
Paper and forest products 0.6%
Magnera Corp. (A)(B)	7.250	11-15-31	793,000	684,720
Real estate 2.0%				2,545,212
Health care REITs 0.5%
Diversified Healthcare Trust (A)(B)(E)	5.414	01-15-26	253,000	250,200
Diversified Healthcare Trust (A)(B)	7.250	10-15-30	126,000	127,264
MPT Operating Partnership LP (A)(B)	8.500	02-15-32	228,000	238,872
Hotel and resort REITs 0.4%
XHR LP (A)(B)	6.625	05-15-30	439,000	448,096
Real estate management and development 1.1%
Anywhere Real Estate Group LLC (A)(B)	7.000	04-15-30	297,935	300,092
Anywhere Real Estate Group LLC (A)(B)	9.750	04-15-30	428,000	466,030
Fideicomiso Irrevocable de Emision, Administracion y Fuente de Pago Numero CIB/4323 (11.000% Cash and 2.000% PIK) (A)(F)	13.000	09-12-30	202,000	70,700
Greystar Real Estate Partners LLC (A)(B)	7.750	09-01-30	609,000	643,958
17	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 3.3%				$4,310,577
Electric utilities 2.0%
NextEra Energy Capital Holdings, Inc. (6.375% to 8-15-30, then 5 Year CMT + 2.053%) (B)	6.375	08-15-55	2,056,000	2,139,907
VoltaGrid LLC (A)	7.375	11-01-30	409,000	415,974
Independent power and renewable electricity producers 1.3%
Alpha Generation LLC (A)(B)	6.250	01-15-34	165,000	166,917
Alpha Generation LLC (A)(B)	6.750	10-15-32	305,000	313,414
ContourGlobal Power Holdings SA (A)(B)	6.750	02-28-30	617,000	635,510

Talen Energy Supply LLC (A)(B)	6.250	02-01-34	623,000	638,855
Term loans (G) 12.9% (7.8% of Total investments)				$16,735,594
(Cost $17,455,436)
Communication services 4.7%				6,092,162
Entertainment 1.1%
Playtika Holding Corp., 2021 Term Loan (H)	TBD	03-13-28	1,496,084	1,460,821
Interactive media and services 2.2%
Arches Buyer, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.250%)	7.315	12-06-27	683,964	684,724
X Corp., 2025 Fixed Term Loan	9.500	10-26-29	2,209,000	2,214,169
Media 1.4%
Altice France SA, 2025 USD Term Loan B14 (3 month CME Term SOFR + 6.875%)	10.860	05-31-31	501,828	506,203
Cable One, Inc., 2021 Term Loan B4 (1 month CME Term SOFR + 2.000%)	6.079	05-03-28	658,127	639,620
Townsquare Media, Inc., 2025 Term Loan (3 month CME Term SOFR + 5.000%)	9.195	02-19-30	669,472	586,625
Consumer discretionary 2.3%				3,031,877
Hotels, restaurants and leisure 2.3%
Dave & Buster’s, Inc., 2024 Term Loan B (1 month CME Term SOFR + 3.250%)	7.250	06-29-29	1,602,000	1,467,833
J&J Ventures Gaming LLC, 2025 Repriced Term Loan B (1 month CME Term SOFR + 3.500%)	7.465	04-26-30	1,583,345	1,564,044
Financials 3.7%				4,793,499
Capital markets 0.5%
Aretec Group, Inc., 2024 1st Lien Term Loan B (1 month CME Term SOFR + 3.500%)	7.465	08-09-30	99,250	99,575
Hightower Holding LLC, 2025 1st Lien Term Loan B (3 month CME Term SOFR + 2.750%)	7.071	02-03-32	497,500	496,878
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services 1.4%
Edelman Financial Engines Center LLC, 2024 2nd Lien Term Loan (1 month CME Term SOFR + 5.250%)	9.215	10-06-28	912,000	$912,000
June Purchaser LLC, Term Loan (3 month CME Term SOFR + 2.750%)	6.752	11-28-31	85,286	85,627
Kestra Advisor Services Holdings A, Inc., 2024 Repriced Term Loan (1 month CME Term SOFR + 3.000%)	6.965	03-22-31	99,283	99,483
Summit Acquisition, Inc., 2025 Add-on Term Loan (1 month CME Term SOFR + 3.500%)	7.465	10-16-31	776,308	775,663
Insurance 1.8%
Amynta Agency Borrower, Inc., 2025 Term Loan B (1 month CME Term SOFR + 2.750%)	6.715	12-29-31	657,695	658,208
CRC Insurance Group LLC, 2nd Lien Term Loan (3 month CME Term SOFR + 4.750%)	8.752	05-06-32	340,000	344,165
IMA Financial Group, Inc., Term Loan (1 month CME Term SOFR + 3.000%)	6.965	11-01-28	725,499	726,921
OneDigital Borrower LLC, 2025 Repriced Term Loan (1 month CME Term SOFR + 3.000%)	6.965	07-02-31	595,229	594,979
Health care 0.3%				331,605
Health care technology 0.3%
AthenaHealth Group, Inc., 2022 Term Loan B (1 month CME Term SOFR + 2.750%)	6.715	02-15-29	333,325	331,605
Industrials 1.8%				2,334,303
Commercial services and supplies 1.2%
Anticimex Global AB, 2021 USD Term Loan B1 (3 month CME Term SOFR + 3.400%)	7.760	11-16-28	494,859	496,447
Anticimex Global AB, 2024 Term Loan B6 (3 month CME Term SOFR + 3.400%)	7.760	11-16-28	204,450	205,153
Garda World Security Corp., 2025 Term Loan B (1 month CME Term SOFR + 3.000%)	7.048	02-01-29	833,829	833,137
Passenger airlines 0.6%
AAdvantage Loyalty IP, Ltd., 2025 Term Loan (3 month CME Term SOFR + 2.250%)	6.134	04-20-28	798,926	799,566
Materials 0.1%				152,148
Chemicals 0.1%

Trinseo Holding Sarl, 2021 Term Loan B2 (3 month CME Term SOFR + 2.500%)	6.960	05-03-28	864,280	152,148
19	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 0.0% (0.0% of Total investments)				$62,683
(Cost $103,663)
Commercial and residential 0.0%				57,881
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-37	1,291,739	20,087
Series 2007-4, Class ES IO	0.350	07-19-37	1,335,045	20,589
Series 2007-6, Class ES IO (A)	0.343	08-19-37	1,460,056	17,205
U.S. Government Agency 0.0%				4,802
Government National Mortgage Association
Series 2012-114, Class IO (B)	0.633	01-16-53	322,121	4,802

Asset-backed securities 1.1% (0.7% of Total investments)				$1,381,502
(Cost $1,306,232)
Asset-backed securities 1.1%				1,381,502
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5 (I)	8.100	08-15-25	13,849	8,994
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class B (A)	5.450	04-20-48	728,018	717,876
MVW LLC
Series 2022-1A, Class D (A)	7.350	11-21-39	313,923	314,141
Series 2023-1A, Class D (A)	8.830	10-20-40	330,114	340,491

	Shares	Value
Common stocks 0.2% (0.1% of Total investments)		$210,890
(Cost $391,803)
Communication services 0.2%		210,890
Media 0.2%
Altice France Lux 3 (J)	12,657	210,890
Industrials 0.0%		0
Passenger airlines 0.0%

Global Aviation Holdings, Inc., Class A (J)(K)	82,159	0
Preferred securities 1.1% (0.7% of Total investments)		$1,473,051
(Cost $1,437,682)
Financials 0.7%		909,631
Insurance 0.7%
Athene Holding, Ltd., 7.250% (7.250% to 3-30-29, then 5 Year CMT + 2.986%) (B)	36,025	909,631
Utilities 0.4%		563,420
Multi-utilities 0.4%
Algonquin Power & Utilities Corp., 8.161% (3 month CME Term SOFR + 4.272% to 7-1-29, then 3 month CME Term SOFR + 4.522% to 7-1-49, then 3 month CME Term SOFR + 5.272%) (L)	22,000	563,420

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	20

	Yield (%)	Shares	Value
Short-term investments 8.9% (5.3% of Total investments)			$11,563,469
(Cost $11,563,514)
Short-term funds 8.9%			11,563,469
John Hancock Collateral Trust (M)	3.9239(N)	1,155,908	11,563,469

Total investments (Cost $217,622,774) 166.5%	$216,020,035
Other assets and liabilities, net (66.5%)	(86,242,409)
Total net assets 100.0%	$129,777,626

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $105,643,079 or 81.4% of the fund’s net assets as of 10-31-25.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-25 was $118,847,004.
(C)	All or a portion of this security is on loan as of 10-31-25, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $12,305,705.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Non-income producing - Issuer is in default.
(G)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The security has matured but proceeds have not been received.
(J)	Non-income producing security.
(K)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(L)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(N)	The rate shown is the annualized seven-day yield as of 10-31-25.
21	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	46,715	EUR	40,000	RBC	12/17/2025	$497	—
						$497	—
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	43,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	$(312,109)	$(312,109)
Centrally cleared	22,000,000	USD	Fixed 3.473%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	(112,539)	(112,539)
Centrally cleared	13,000,000	USD	Fixed 3.817%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	Dec 2026	—	(158,747)	(158,747)
								—	$(583,395)	$(583,395)

(a)	At 10-31-25, the overnight SOFR was 4.220%.

Derivatives Currency Abbreviations
EUR	Euro
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
RBC	Royal Bank of Canada
SOFR	Secured Overnight Financing Rate
At 10-31-25, the aggregate cost of investments for federal income tax purposes was $217,516,158. Net unrealized depreciation aggregated to $2,079,021, of which $4,339,398 related to gross unrealized appreciation and $6,418,419 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	22

Financial statements
STATEMENT OF ASSETS AND LIABILITIES
 10-31-25

Assets
Unaffiliated investments, at value (Cost $206,059,260)	$204,456,566
Affiliated investments, at value (Cost $11,563,514)	11,563,469
Total investments, at value (Cost $217,622,774)	216,020,035
Receivable for centrally cleared swaps	267,467
Unrealized appreciation on forward foreign currency contracts	497
Cash	233,236
Foreign currency, at value (Cost $4,399)	4,531
Interest receivable	2,951,311
Receivable for investments sold	663,632
Other assets	216,652
Total assets	220,357,361
Liabilities
Liquidity agreement	86,900,000
Payable for investments purchased	3,220,219
Interest payable	358,246
Payable to affiliates
Accounting and legal services fees	4,427
Other liabilities and accrued expenses	96,843
Total liabilities	90,579,735
Net assets	$129,777,626
Net assets consist of
Paid-in capital	$170,748,287
Total distributable earnings (loss)	(40,970,661)
Net assets	$129,777,626

Net asset value per share
Based on 8,744,547 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$14.84
23	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended
 10-31-25

Investment income
Interest	$14,601,108
Dividends from affiliated investments	469,350
Dividends	148,541
Total investment income	15,218,999
Expenses
Investment management fees	1,217,081
Interest expense	4,439,189
Accounting and legal services fees	24,710
Transfer agent fees	47,650
Trustees’ fees	49,800
Custodian fees	28,299
Printing and postage	37,798
Professional fees	44,482
Stock exchange listing fees	23,734
Other	15,414
Total expenses	5,928,157
Less expense reductions	(23,396)
Net expenses	5,904,761
Net investment income	9,314,238
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,872,781
Affiliated investments	1,382
Forward foreign currency contracts	(59,725)
Swap contracts	741,197
2,555,635
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,241,298)
Affiliated investments	(613)
Forward foreign currency contracts	(815)
Swap contracts	(527,518)
(1,770,244)
Net realized and unrealized gain	785,391
Increase in net assets from operations	$10,099,629
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-25	Year ended 10-31-24
Increase (decrease) in net assets
From operations
Net investment income	$9,314,238	$7,186,613
Net realized gain	2,555,635	264,137
Change in net unrealized appreciation (depreciation)	(1,770,244)	13,287,259
Increase in net assets resulting from operations	10,099,629	20,738,009
Distributions to shareholders
From earnings	(10,451,484)	(8,762,037)
Total distributions	(10,451,484)	(8,762,037)
Total increase (decrease)	(351,855)	11,975,972
Net assets
Beginning of year	130,129,481	118,153,509
End of year	$129,777,626	$130,129,481
Share activity
Shares outstanding
Beginning of year	8,744,547	8,744,547
End of year	8,744,547	8,744,547
25	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the year ended
 10-31-25

Cash flows from operating activities
Net increase in net assets from operations	$10,099,629
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(154,942,486)
Long-term investments sold	156,598,200
Net purchases and sales of short-term investments	(1,701,011)
Net amortization (accretion) of premium (discount)	(624,386)
(Increase) Decrease in assets:
Unrealized appreciation on forward foreign currency contracts	815
Receivable for centrally cleared swaps	670,862
Dividends and interest receivable	(111,015)
Other assets	5,011
Increase (Decrease) in liabilities:
Interest payable	(55,568)
Payable to affiliates	(1,991)
Other liabilities and accrued expenses	(49,640)
Net change in unrealized (appreciation) depreciation on:
Investments	1,242,013
Net realized (gain) loss on:
Investments	(1,873,025)
Proceeds received as return of capital	24,949
Net cash provided by operating activities	$9,282,357
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(10,451,484)
Net cash used in financing activities	$(10,451,484)
Net decrease in cash	$(1,169,127)
Cash at beginning of year (including foreign currency)	$1,406,894
Cash at end of year (including foreign currency)	$237,767
Supplemental disclosure of cash flow information:
Cash paid for interest	$(4,494,757)
Cash impact from foreign exchange fluctuations:
Net change in appreciation (depreciation) in foreign currency	$84
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	26

Financial highlights
Period ended	10-31-25	10-31-24	10-31-23	10-31-22	10-31-21
Per share operating performance
Net asset value, beginning of period	$14.88	$13.51	$13.34	$18.63	$17.11
Net investment income 1	1.07	0.82	0.81	1.18	1.36
Net realized and unrealized gain (loss) on investments	0.09	1.55	0.24	(5.15)	1.59
Total from investment operations	1.16	2.37	1.05	(3.97)	2.95
Less distributions
From net investment income	(1.20)	(1.00)	(0.88)	(1.32)	(1.43)
Net asset value, end of period	$14.84	$14.88	$13.51	$13.34	$18.63
Per share market value, end of period	$13.78	$14.14	$11.92	$12.37	$18.62
Total return at net asset value (%) 2,3	8.60	18.60	8.54	(22.00)	17.65
Total return at market value (%) 2	6.12	27.74	3.27	(27.68)	30.05
Ratios and supplemental data
Net assets, end of period (in millions)	$130	$130	$118	$117	$162
Ratios (as a percentage of average net assets):
Expenses before reductions	4.61	5.46	5.29	2.37	1.46
Expenses including reductions 4	4.59	5.44	5.28	2.35	1.45
Net investment income	7.24	5.63	5.84	7.43	7.30
Portfolio turnover (%)	75	58	45	39	52
Senior securities
Total debt outstanding end of period (in millions)	$87	$87	$87	$87	$87
Asset coverage per $1,000 of debt 5	$2,493	$2,497	$2,360	$2,342	$2,869

1	Based on average daily shares outstanding.
2	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Expenses including reductions excluding interest expense were 1.14%, 1.31%, 1.27%, 1.19% and 1.06% for the periods ended 10-31-25, 10-31-24, 10-31-23, 10-31-22 and 10-31-21, respectively.
5	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
27	JOHN HANCOCK Investors Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1
—
Organization
John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2
—
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation.
 Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	28

The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2025, by major security category or type:
	Total value at 10-31-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$13,863,568	—	$13,863,568	—
Corporate bonds	170,729,278	—	170,729,278	—
Term loans	16,735,594	—	16,735,594	—
Collateralized mortgage obligations	62,683	—	62,683	—
Asset-backed securities	1,381,502	—	1,381,502	—
Common stocks	210,890	—	210,890	—
Preferred securities	1,473,051	$1,473,051	—	—
Short-term investments	11,563,469	11,563,469	—	—
Total investments in securities	$216,020,035	$13,036,520	$202,983,515	—
Derivatives:
Assets
Forward foreign currency contracts	$497	—	$497	—
Liabilities
Swap contracts	(583,395)	—	(583,395)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2025, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Term loans (Floating rate loans).
The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading,
29	JOHN HANCOCK Investors Trust | ANNUAL REPORT

valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset-backed securities.
The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income.
Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing.
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	30

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdrafts.
 Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses.
 Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows.
A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes.
The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2025, the fund has a short-term capital loss carryforward of $3,955,139 and a long-term capital loss carryforward of $36,191,941 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2025 and 2024 was as follows:
	October 31, 2025	October 31, 2024
Ordinary income	$10,451,484	$8,762,037
As of October 31, 2025, the components of distributable earnings on a tax basis consisted of $1,255,308 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
31	JOHN HANCOCK Investors Trust | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities, derivative transactions and wash sale loss deferrals.
Note 3
—
Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	32

Forward foreign currency contracts.
A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2025, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $47,000 to $1.4 million, as measured at each quarter end.
Swaps.
Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps.
Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended October 31, 2025, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates.  The notional values at the period end are representative of the fund’s exposure throughout the period. No new interest rate swap positions were entered into or closed during the year ended October 31, 2025.
33	JOHN HANCOCK Investors Trust | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2025 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$497	—
Interest rate	Swap contracts, at value 1	Interest rate swaps	—	$(583,395)
			$497	$(583,395)

1	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2025:
	Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$741,197	$741,197
Currency	$(59,725)	—	(59,725)
Total	$(59,725)	$741,197	$681,472
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2025:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$(527,518)	$(527,518)
Currency	$(815)	—	(815)
Total	$(815)	$(527,518)	$(528,333)
Note 4
—
Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	34

Note 5
—
Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.
 The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (LA) (see Note 8)), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $23,396 for the year ended October 31, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2025, were equivalent to a net annual effective rate of 0.55% of the fund’s average daily managed assets.
Accounting and legal services.
Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2025, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Distributor.
The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the years ended October 31, 2025 and 2024, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the subplacement agent.
Trustee expenses.
The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6
—
Fund share transactions
On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025, up to 10% of its outstanding common
35	JOHN HANCOCK Investors Trust | ANNUAL REPORT

shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
During the years ended October 31, 2025 and 2024, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission SEC), in each case registering and/or carrying forward 1,000,000 common shares, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value (NAV) per common share. Shares issued in shelf offering and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The premium from shares sold through these shelf offerings, if any, are included on the Financial highlights. During the years ended October 31, 2025 and October 31, 2024, the fund had no activities under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs.  Total offering costs of $248,706 have been prepaid by the fund. As of October 31, 2025, $44,629 has been deducted from proceeds of shares issued and the remaining $204,077 is included in Other assets on the Statement of assets and liabilities.
Note 7
—
Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8
—
Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2025 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards
ANNUAL REPORT | JOHN HANCOCK Investors Trust	36

of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2025, the LA balance of $86,900,000 was comprised of $74,115,615 from the line of credit and $12,784,385 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2025, the fund had an aggregate balance of $86,900,000 at an interest rate of 4.57%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2025, the average balance of the LA and the effective average interest rate were $86,900,000 and 5.11%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9
—
Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $152,710,341 and $146,893,330, respectively, for the year ended October 31, 2025. Purchases and sales of U.S. Treasury obligations aggregated $0 and $10,000,000, respectively, for the year ended October 31, 2025.
Note 10
—
Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
37	JOHN HANCOCK Investors Trust | ANNUAL REPORT

Note 11
—
Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	1,155,908	$9,861,690	$102,179,950	$(100,478,940)	$1,382	$(613)	$469,350	—	$11,563,469
Note 12
—
Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Investors Trust (the “Fund”) as of October 31, 2025, the related statements of operations and cash flows for the year ended October 31, 2025, the statements of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2025
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
39	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2025.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2025 Form 1099-DIV in early 2026. This will reflect the tax character of all distributions paid in calendar year 2025.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	40

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
Principal Investment Strategies
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits.
The Fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may also purchase mortgage-backed securities.
At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents.
The Fund may also invest in derivatives such as foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps and reverse repurchase agreements. The fund utilizes a liquidity agreement to increase its assets available for investments and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In addition, the Fund may invest in repurchase agreements. The Fund may also invest up to 20% of its total assets in illiquid securities.
The manager may consider environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
41	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Changing distribution level & return of capital risk.
There is no guarantee
prior
distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Credit and counterparty risk.
The issuer or guarantor of a fixed-income security,
the
counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk.
Events in the U.S. and global financial markets,
including
actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial service companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk.
The price of equity securities may decline due to changes in a company’s
financial condition or overall market conditions.
ESG integration risk.
The manager considers ESG factors that it deems relevant or additive, along
with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk.
A rise in interest rates typically causes bond prices to fall. The longer the
average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk.
Less information may be publicly available regarding foreign issuers, including foreign
government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk.
Hedging, derivatives, and other strategic
transactions
may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	42

forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps
, swaps, and reverse repurchase agreements. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk.
Illiquid and restricted securities may be difficult to
value
and may involve
greater
risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk.
Issuing preferred shares or using derivatives may result in a leveraged
portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
Liquidity risk.
The extent (if at all) to which a security may be sold or a derivative position
closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk.
Lower-rated and high-
yield
fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk.
Mortgage-backed and asset-
backed
securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk.
Cybersecurity breaches may allow an unauthorized
party
to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk.
Preferred stock dividends are payable
only
if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk.
U.S. government-sponsored entities
such
as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
43	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971.
Dividends and distributions
During the year ended October 31, 2025, distributions from net investment income totaling $1.1952 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2024	$ 0.3455
March 31, 2025	0.2349
June 30, 2025	0.2990
September 30, 2025	0.3158
Total	$1.1952
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	44

trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Additional Financial Highlights and Senior securities
The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”). The table below sets forth additional Financial Highlights and each class of senior securities outstanding of the fund for the years ended, as indicated below. Refer to the “Financial highlights” for the most recent five years of senior securities outstanding, which have been audited by PricewaterhouseCoopers LLP (“PwC”), the fund’s independent registered public accounting firm. The report of PwC is included within this report.
Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$18.38	$16.99	$18.81	$18.11	$17.20
Net investment income 1	1.27	1.19	1.21	1.28	1.32
Net realized and unrealized gain (loss) on investments	(1.19)	1.40	(1.79)	0.72	0.96
Total from investment operations	0.08	2.59	(0.58)	2.00	2.28
45	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Less distributions
From net investment income	(1.35)	(1.20)	(1.24)	(1.30)	(1.39)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.02 2
Net asset value, end of period	$17.11	$18.38	$16.99	$18.81	$18.11
Per share market value, end of the period	$15.47	$17.14	$15.51	$17.87	$16.73
Total return at net asset value (%) 3, 4	1.56	16.56	(2.74)	11.87	14.95
Total return at market value (%) 3	(1.53)	19.07	(6.54)	15.05	20.17
Ratio and Supplemental data
Net assets, end of period (in millions)	$149	$160	$148	$164	$158
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	2.74	2.52	1.95	1.79
Expenses including reductions 5	1.90	2.73	2.51	1.94	1.78
Net investment income	7.42	6.77	6.76	6.96	7.75
Portfolio turnover (%)	62	40	52	53	62
Senior Securities
Total debt outstanding end of period (in millions)	$87	$87	$87	$87	$87
Asset coverage per $1,000 of debt 6	$2,714	$2,841	$2,702	$2,884	$2,814

1	Based on average daily shares outstanding.
2	The repurchase plan was completed at an average repurchase price of $13.99 for 84,400 shares for the period ended 10-31-16.
3	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Expenses including reductions excluding interest expense were 1.08%, 1.04%, 1.12%, 1.06% and 1.16% for the periods ended 10-31-20, 10-31-19, 10-31-18, 10-31-17 and 10-31-16, respectively.
6	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
Summary of fund expenses
The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Short Form N-2. The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the fund’s expenses as a percentage of its average net assets as of October 31, 2025, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets in which the fund invests. The offering costs to be paid or reimbursed by the fund are not included in the annual expenses table below. However, these expenses will be borne by common shareholders and may result in a reduction in the NAV of the common shares. The table and example are based on the fund’s capital structure as of October 31, 2025.
Shareholder Transaction Expenses
Sales load (as a percentage of offering price) 1	—%
Offering expenses (as a percentage of offering price) 1	—%
Dividend Reinvestment Plan fees 2	None
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees 3	0.95%
Interest payments on borrowed funds 4	3.45%
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	46

Other expenses	0.21%
Total Annual Operating Expenses	4.61%
Contractual Expense Reimbursement 5	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursements	4.59%

1	If common shares are sold to or through underwriters, the fund’s prospectus will set forth any applicable sales load and the estimated offering expenses.
2	Participants in the fund’s dividend reinvestment plan do not pay brokerage charges with respect to common shares issued directly by the fund. However, whenever common shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional common shares of the fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Dividends and distributions” and “Dividend reinvestment plan”.
3	See "Note 5 – Fees and transactions with affiliates.”
4	The fund uses leverage by borrowing under a liquidity agreement. “Interest payments on borrowed funds” includes all interest paid in connection with outstanding loans. See “Note 8 - “Liquidity Agreement.”
5	The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Example
The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses set forth above, including any reimbursements through their current expiration date; ; (ii) (a 5% annual return; and (iii) all distributions are reinvested at NAV:
	1 Year	3 Years	5 Years	10 Years
Total Expenses	$46	$139	$233	$470
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the fund’s common shares. For more complete descriptions of certain of the fund’s costs and expenses, see “Management of the Fund” in the fund’s prospectus. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan” in the fund’s prospectus.
The example should not be considered a representation of past or future expenses, and the fund’s actual expenses may be greater or less than those shown. Moreover, the fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market and Net Asset Value Information
The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the fund’s Common Shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 2, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.
The fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol JHI and commenced trading on the NYSE in 1994.
47	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

The fund’s common shares have traded both at a premium and at a discount to its net asset value (“NAV”). The fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The fund’s issuance of common shares may have an adverse effect on prices in the secondary market for common shares by increasing the number of common shares available, which may put downward pressure on the market price for common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk” and “—Secondary Market for the Common Shares” in the within the fund’s prospectus.
The following table sets forth for each of the periods indicated the high and low closing market prices for common shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the fund’s common shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” within the fund’s prospectus for information as to the determination of the fund’s NAV.
	Market Price		NAV per Share on Data of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2024	$13.11	$12.11	$14.56	$13.58	-9.96%	-10.82%
April 30, 2024	$13.32	$12.84	$14.56	$14.57	-8.52%	-11.87%
July 31, 2024	$13.77	$13.21	$14.65	$14.56	-6.04%	-9.27%
October 31, 2024	$14.36	$13.31	$14.92	$14.65	-3.75%	-9.15%
January 31, 2025	$14.45	$13.67	$15.09	$14.61	-4.24%	-6.43%
April 30, 2025	$14.22	$12.41	$14.92	$13.80	-4.69%	-10.07%
July 31, 2025	$14.06	$13.19	$14.80	$14.35	-5.00%	-8.08%
October 31, 2025	$14.49	$13.65	$15.16	$14.79	-4.42%	-7.71%
The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of October 31, 2025 were $13.78, $14.84 and (7.14)%, respectively. As of October 31, 2025, the fund had 8,744,547 common shares outstanding and net assets of the fund were $129,777,626.
The fund does not believe that there are any material unresolved written comments, received 180 days or more before October 31, 2025, from the Staff of the SEC regarding any of the fund’s periodic or current reports under the Securities Exchange Act or the 1940 Act, or its registration statement.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	48

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investors Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2025 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 27-May 29, 2025. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 23-26, 2025, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
49	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services.
Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	50

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance.
In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024. The Board also noted that the fund underperformed its peer group median for the one-, three- and five-year periods ended December 31, 2024, and performed in-line for the ten-year period. The Board also took into account the fund’s favorable performance relative to its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of the fund’s benchmark index.
Fees and expenses.
The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and net total expenses for the fund are lower than the peer group.
51	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits.
In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale.
In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	52

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services.
With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
53	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Subadvisor compensation.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees.
The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance.
As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	54

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since 1	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	179
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic, 4 Born: 1956	2024	172
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	172
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham, 4 Born: 1944	2005	176
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000-2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
55	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since 1	Number of John Hancock funds overseen by Trustee
Dean C. Garfield, Born: 1968	2022	172
Trustee
Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019-2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Christine L. Hurtsellers, 2 Born: 1963	2025	172
Trustee
Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
Deborah C. Jackson, Born: 1952	2008	175
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.
Noni Ellison McKee, Born: 1971	2022	172
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	56

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since 1	Number of John Hancock funds overseen by Trustee
Kenneth J. Phelan, 2 Born: 1959	2025	172
Trustee
Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
Frances G. Rathke, 4 Born: 1960	2020	172
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Thomas R. Wright, Born: 1961	2024	172
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co (2003-2004); Head of US Equity Cash Trading and Salestrading, Merrill Lynch & Co (1998-2002). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees 5
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since 1	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	176
Non-Independent Trustee
Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
57	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Non-Independent Trustees 5 (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since 1	Number of John Hancock funds overseen by Trustee
Kristie M. Feinberg, 3 Born: 1975	2023	172
Non-Independent Trustee and President (Chief Executive Officer and Principal Executive Officer)
Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2025).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	58

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
A copy of the Statement of Additional Information may be obtained without charge by visiting the Fund’s website, (jhinvestments.com) or by calling 800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov.
1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Serves as Trustee effective November 12, 2025.
3	Serves as Non-Independent Trustee effective June 30, 2025.
4	Member of the Audit Committee.
5	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

59	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan,
Chairperson
Deborah C. Jackson,
Vice Chairperson
Andrew G. Arnott
†

William K. Bacic
*

James R. Boyle
William H. Cunningham
*

Noni Ellison McKee
Kristie M. Feinberg
†,§

Grace K. Fey
Dean C. Garfield
Christine L. Hurtsellers
#

Kenneth  J. Phelan
#

Frances G. Rathke
*

Thomas R. Wright
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHI

†
 Non-Independent Trustee
# Serves as Trustee effective November 12, 2025.
*
Member of the Audit Committee
§
Serves as Non-Independent Trustee effective as of June 30, 2025.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as
monthly portfolio holdings
, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	60

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John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF4947026	P5A 10/25
12/25

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2025, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke and William K. Bacic are audit committee financial experts and are "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $61,791 and $58,248 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to a software licensing fee. Amounts billed to the registrant were $12 and $0 for fiscal years ended October 31, 2025 and October 31, 2024, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,382 and $4,382 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $369 for the fiscal years ended October 31, 2025 and October 31, 2024, respectively. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended October 31, 2025, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $758,398 for the fiscal year ended October 31, 2025 and $1,027,920 for the fiscal year ended October 31, 2024.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

William K. Bacic

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers Management Biographies

Below is a list of the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

James Gearhart, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Managed the Fund since 2022

Began business career in 2011

Jonas Grazulis, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Managed the Fund since 2022

Began business career in 2011

Caryn E. Rothman, CFA

Senior Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 1996

Managed the Fund since 2022

Began business career in 1996

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

		Total		Total
	Number of	Assets	Number of	Assets	Number of	Total Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
James Gearhart,	8	6,172	15	3,313	1	38
CFA

Jonas Grazulis, CFA	2	1,657	8	2,472	0	0

Caryn E. Rothman,	3	1,769	10	5,383	3	274
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short-and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•

•

•

In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2025, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Ownership in the
Portfolio Manager	Fund
James Gearhart, CFA	None
Jonas Grazulis, CFA	$10,001 - $50,000
Caryn E. Rothman, CFA	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
	Total number of		shares purchased as	shares that may yet
		price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-24	-	-	-	874,455
Dec-24	-	-	-	874,455
Jan-25	-	-	-	874,455
Feb-25	-	-	-	874,455
Mar-25	-	-	-	874,455
Apr-25	-	-	-	874,455
May-25	-	-	-	874,455
Jun-25	-	-	-	874,455
Jul-25	-	-	-	874,455
Aug-25	-	-	-	874,455
Sep-25	-	-	-	874,455
Oct-25	-	-	-	874,455
Total	-	-	-

*On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2024. The current share repurchase plan will remain in effect between January 1, 2025 to December 31, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(d) Exhibit 99. CONSENT - Consent of Independent Registered Public Accounting Firm.